UNDERWRITING AGREEMENT


MORGAN STANLEY & CO. INCORPORATED
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SALOMON BROTHERS INC
 c/o Morgan Stanley & Co. Incorporated
 1221 Avenue of the Americas
 New York, New York 10020

                                                       June 8, 1995

Dear Sirs:

      Sears Roebuck Acceptance Corp., a Delaware corporation (the "Company") proposes to issue and sell from time to time certain of its debt securities registered under the registration statement referred to in Section 2(a) (the "Securities"). The Company intends to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Securities specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in
Section 4 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities"). The Designated Securities with respect to each Pricing Agreement shall be issued under an indenture (the "Indenture") identified in such Pricing Agreement.

      1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom you will act as representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the principal amount of such Designated Securities to be purchased by each Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 4 hereof) and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also describe, in a manner consistent with the Indenture and the registration statement and prospectus with respect thereto, the principal terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

      2. Each of the Company and Sears, Roebuck and Co. ("Sears") represents and warrants to, and agrees with, each of the Underwriters that:

      (a) A registration statement in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to you for each of the other Underwriters have been declared effective by the Commission in such form (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus;" the various parts of such registration statement, including all exhibits thereto except Form T-1, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement;" the prospectus relating to the Securities, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to include the documents, if any, incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and so incorporated by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is first filed with the Commission pursuant to Rule 424(b) of Regulation C under the Act, including any documents incorporated by reference therein as of the date of such filing);

      (b) Except for statements in such documents which do not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the Act and after substituting therefor any statements modifying or superseding such excluded statements (i) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were so filed, as the case may be, contained, in the case of documents which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) any further documents so filed and incorporated by reference when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain, in the case of documents which become effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of documents which are filed under the Exchange Act with the Commission, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through you expressly for use therein; at the Time of Delivery (as defined in Section 4 hereof), the Indenture will be duly qualified under, and will conform in all material respects to the requirements of, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and

      (c) Except for statements in documents incorporated therein by reference which do not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the Act and after substituting therefor any statements modifying or superseding such excluded statements, the Registration Statement and the Prospectus conformed, and any amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and as of the applicable filing date as to the Prospectus, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through you expressly for use in the Prospectus as amended or supplemented relating to such Securities.

3. The Company represents and warrants to, and agrees with each of the Underwriters that:

      (a) Upon payment therefor as provided herein, the Securities will have been duly and validly authorized and (assuming their due authentication by the Trustee) will have been duly and validly issued and will be valid outstanding obligations of the Company in accordance with their terms, except as the same may be limited by insolvency, bankruptcy, reorganization, or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the Indenture;

      (b) The issue and sale of the Securities pursuant to any Pricing Agreement and under any Delayed Delivery Contract and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Delayed Delivery Contract will not conflict with or result in any breach which would constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company material to the Company pursuant to the terms of, any indenture, loan agreement or other agreement or instrument for borrowed money to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company, material to the Company, is subject, nor will such action result in any material violation of the provisions of the Certificate of Incorporation, as amended or the By-Laws of the Company or, to the best of its knowledge, any statute or any order, rule or regulation applicable to the Company of any court or any Federal, State or other regulatory authority or other governmental body having jurisdiction over the Company, and no consent, approval, authorization or other order of, or filing with, any court or any such regulatory authority or other governmental body is required for the issue and sale of the Designated Securities except as may be required under the Act, the Exchange Act, the Trust Indenture Act and securities laws of the various states and other jurisdictions in which the Underwriters will offer and sell the Designated Securities; and

      (c) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when duly executed and delivered by the Company and the institutional purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles.

      4. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by you of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

      The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex II attached hereto but with such changes therein as you and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to you, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 5 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with institutional investors of the types mentioned under the subcaption "Delayed Delivery Arrangements" in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

      The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by you have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as you may determine to the nearest $1,000 principal amount). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to you not later than 3:30 p.m., New York time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as you and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

      The Pricing Agreement applicable to any Designated Securities may provide that the Company and any entity acting as an underwriter with respect to such Designated Securities may enter into a deferred pricing agreement in the form set forth in a schedule attached to such Pricing Agreement.

      5. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as you may request upon at least two business days prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor, by certified or official bank check or checks or wire transfer, as specified in such Pricing Agreement, payable to the order of the Company in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as you and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

      Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to you for the accounts of the Underwriters payment, by certified or official bank check or checks or wire transfer, as specified in such Pricing Agreement, payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in the Pricing Agreement relating to such Securities.

      6. Each of the Company and Sears agrees with each of the Underwriters of Designated Securities:

      (a) To make no further amendment or any supplement to the Registration Statement or the Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities without first having furnished you with a copy of the proposed form thereof and given you a reasonable opportunity to review the same; to advise you promptly of any such amendment or supplement after such Time of Delivery and furnish you with copies thereof and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or Sears, respectively, with the Commission pursuant to Section 13 or 14 of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise you, promptly after the Company or Sears receives notice thereof, of the time when the Registration Statement, or any amendment thereto, or any amended Registration Statement has become effective or any supplement to the Prospectus or any amended Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus, or the suspension of the qualification of such Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

      (b) Promptly from time to time to take such action as you may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Company nor Sears shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and

      (d) To make generally available to its security holders, in accordance with the provisions of Rule 158 under the Act or otherwise, as soon as practicable, but in any event not later than forty-five days after the end of the fourth full fiscal quarter (ninety days in the case of the last fiscal quarter in any fiscal year) following the fiscal quarter ending after the latest of (x) the effective date of the Registration Statement, (y) the effective date of the post-effective amendment thereto hereinafter referred to, and (z) the date of the filing of the report hereinafter referred to, earnings statements of the Company and Sears and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve consecutive months beginning after the latest of (i) the effective date of such Registration Statement, (ii) the effective date of the post-effective amendment, if any, to such Registration Statement (within the meaning of Rule 158) next preceding the date of the Pricing Agreement relating to the Designated Securities and (iii) the date of filing of the last report of the Company or Sears incorporated by reference into the Prospectus (within the meaning of Rule 158) next preceding the date of the Pricing Agreement relating to the Designated Securities.

      7. The Company agrees with each of the Underwriters of Designated Securities:

      (a) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, of which termination you agree to give the Company prompt notice confirmed in writing, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without your prior written consent, which consent shall not be unreasonably withheld, except pursuant to arrangements of which you have been advised by the Company prior to the time of execution of such Pricing Agreement, which advice is confirmed in writing to you by the end of the business day following the date of such Pricing Agreement; and

      (b) To pay or cause to be paid all expenses, preapproved by the Company, incident to the performance of its obligations hereunder and under any Pricing Agreement or any Delayed Delivery Contract, including the cost of all qualifications of the Securities under state securities laws (including reasonable fees of counsel to the Underwriters in connection with such qualifications and in connection with legal investment surveys) and the cost of printing this Agreement, any Pricing Agreement, and any blue sky and legal investment memoranda.

      8. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company or Sears herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that each of the Company and Sears shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

      (b) All corporate proceedings and related matters in connection with the organization of the Company, the validity of the Indenture and the registration, authorization, issue, sale and delivery of the Designated Securities shall have been satisfactory to counsel to the Underwriters, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subdivision (b).

      (c) Counsel to the Company and Sears shall have furnished to you such counsel's written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to you in your reasonable judgment, to the effect that:

            (i) Each of the Company and Sears has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective state of incorporation;

            (ii) The authorized capital stock of the Company consists of 500,000 shares of common stock, par value $100.00 per share, all of the issued and outstanding shares of which are owned by Sears, Roebuck and Co., and the authorized capital stock of Sears is as set forth or incorporated by reference in the Registration Statement;

            (iii) SRAC is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

            (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered on the part of the Company and Sears;

            (v) In the event any of the Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered on the part of the Company and, assuming such Contracts have been duly executed and delivered by the institutional purchasers named therein, constitutes a valid and legally binding agreement of the Company in accordance with its terms, except as the foregoing may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles;

            (vi) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities will not (a) conflict with or result in any breach which would constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company material to the Company, pursuant to the terms of, any indenture, loan agreement or other agreement or instrument for borrowed money known to such counsel to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company material to the Company is subject,
(b) result in any material violation of the provisions of the Certificate of Incorporation, as amended or the By-Laws of the Company or (c) to the best of the knowledge of such counsel, result in any material violation of any statute or any order, rule or regulation applicable to the Company of any court or any Federal, State or other regulatory authority or other governmental body having jurisdiction over the Company, other than the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations pursuant to each such act, and other than the securities laws of the various states or other jurisdictions which are applicable to the issue and sale of the Designated Securities; and, to the best knowledge of such counsel, no consent, approval, authorization or other order of, or filing with, any court or any such regulatory authority or other governmental body is required for the issue and sale of the Designated Securities except as may be required under the Act, the Exchange Act, the Trust Indenture Act and securities laws of the various states or other jurisdictions which are applicable to the issue and sale of the Designated Securities;

            (vii) The Fixed Charge Coverage and Ownership Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and binding instrument in accordance with its terms except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles;

            (viii) The Indenture has been duly authorized, executed and delivered on the part of the Company and, as to the Company, is a valid and binding instrument in accordance with its terms except as the foregoing may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles, and has been qualified under the Trust Indenture Act; the Underwriters' Securities have been duly authorized and (assuming their due authentication by the Trustee) have been duly executed, issued and delivered on the part of the Company and constitute valid and binding obligations of the Company in accordance with their terms, entitled to the benefits of the Indenture, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles; the Contract Securities, if any, when executed, authenticated, issued and delivered pursuant to the Indenture and Delayed Delivery Contracts, will constitute valid and binding obligations of the Company in accordance with their terms, entitled to the benefits of the Indenture, except as the foregoing may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equity principles;

            (ix) Such counsel does not know of any pending legal or governmental proceedings required to be described in the Prospectus as amended or supplemented which are not described as required;

            (x) Except for statements in such documents which do not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the Act and after substituting therefor any statements modifying or superseding such excluded statements, the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules, the analyses of operations and financial condition and other financial, statistical and accounting data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

            (xi) Except for statements in such documents which do not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of Regulation C under the Act and after substituting therefor any statements modifying or superseding such excluded statements, the Registration Statement and the Prospectus as amended or supplemented (excluding the documents incorporated by reference therein) (other than the financial statements and related schedules, the analyses of operations and financial condition and other financial, statistical and accounting data therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; the answers in the Registration Statement to Items 9 and 10 (insofar as it relates to such counsel) of Form S-3 are to the best of such counsel's knowledge accurate statements or summaries of the matters therein set forth and fairly present the information called for with respect to those matters by the Act and the rules and regulations thereunder; and

            (xii) Such counsel does not know of any contract or other document to which the Company or Sears or any subsidiary thereof is a party required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Prospectus as amended or supplemented which has not been so filed, incorporated by reference or described.

      In rendering such opinion, such counsel may rely to the extent such counsel deems appropriate upon certificates of officers or other executives of the Company, Sears and its business groups and subsidiaries and of public officials as to factual matters and upon opinions of other counsel. Such counsel shall also state that: (a) nothing has come to such counsel's attention which has caused such counsel to believe that any of the documents referred to in subdivision
(viii) above (other than the financial statements, the analyses of operations and financial condition and other financial, statistical and accounting data therein, as to which such counsel need express no belief), in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus as amended or supplemented pursuant to Rule 412 of Regulation C under the Act and after substituting therefor any statement modifying or superseding such excluded statement, when they became effective or were filed, as the case may be, contained, in the case of documents which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (b) nothing has come to such counsel's attention which has caused such counsel to believe that the Registration Statement or the Prospectus as amended or supplemented (other than the financial statements, the analyses of operations and financial condition and other financial, statistical and accounting data therein, as to which such counsel need express no belief) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (d) At the Time of Delivery for such Designated Securities, Deloitte & Touche shall have furnished you a letter or letters, dated the date of delivery thereof in form and substance satisfactory to you as to such matters as you may reasonably request.

      (e) (i) The Company shall not have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material change in the capital stock accounts or long-term debt of the Company or any material adverse change in the general affairs, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which in any such case described in clause
(i) or (ii), in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

      (f) Subsequent to the date of the Pricing Agreement relating to the Designated Securities, no downgrading shall have occurred in the rating accorded to the Company's or Sears senior debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation; provided, however, that this subdivision (f) shall not apply to any such rating agency which shall have notified you of the rating of the Designated Securities prior to the execution of the Pricing Agreement.

      (g) Subsequent to the date of the Pricing Agreement relating to the Designated Securities neither (i) the United States shall have become engaged in the outbreak or escalation of hostilities involving the United States or there has been a declaration by the United States of a national emergency or a declaration of war, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities, nor (iii) trading in securities generally on the New York Stock Exchange shall have been suspended nor limited or minimum prices shall have been established by such Exchange, any of which events, in your judgment, renders it inadvisable to proceed with the public offering or the delivery of the Designated Securities.

      (h) Each of the Company and Sears shall have furnished or caused to be furnished to you at the Time of Delivery for the Designated Securities certificates satisfactory to you as to the accuracy at and as of such Time of Delivery of the representations, warranties and agreements of the Company and Sears, respectively, herein and as to the performance by each of the Company and Sears of all its obligations hereunder to be performed at or prior to such Time of Delivery and the Company shall have also furnished you similar certificates satisfactory to you as to the matters set forth in subdivision (a) of this Section 8.


      9.    (a)   The Company will indemnify and hold harmless each
Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any prospectus relating to the Securities or the Prospectus as amended or supplemented, or any amendment or supplement thereto furnished by the Company or Sears, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or (in the case of the Registration Statement or the Prospectus as amended or supplemented, or any amendment or supplement thereto) necessary to make the statements therein not misleading or (in the case of any Preliminary Prospectus) necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Prospectus as amended or supplemented or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through you expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Underwriter or any person controlling such Underwriter under the indemnity agreement in this subdivision (a) with respect to the Preliminary Prospectus or the Prospectus or the Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results solely from the fact that such Underwriter sold Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Underwriter.

      (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or (in the case of the Registration Statement or the Prospectus or the Prospectus as amended or supplemented, or any amendment or supplement thereto) necessary to make the statements therein not misleading or (in the case of any Preliminary Prospectus) necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

      (c) Within a reasonable period after receipt by an indemnified party under subdivision (a) or (b) above of notice of the commencement of any action with respect to which indemnification is sought under such subdivision or contribution may be sought under subdivision (d) below, such indemnified party shall notify the indemnifying party in writing of the commencement thereof. In case any such action shall be brought against any indemnified party, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

      (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subdivision (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates and also the relative fault of the Company and Sears on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters, in each case as set forth on the cover page of the Prospectus as amended or supplemented. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Sears on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission of the Company or Sears on the one hand and the Underwriters, directly or through you, on the other hand. With respect to any Underwriter, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result from the fact that such Underwriter sold Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Underwriter.
The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by per capita allocation among the indemnifying parties (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subdivision (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subdivision (d) to contribute are several in proportion to their respective underwriting obligations with respect to such securities and not joint.

      (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or Sears and to each person, if any, who controls the Company within the meaning of the Act.

      10.   (a)   If any Underwriter shall default in its obligation to
purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, you may in your discretion arrange for yourselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Designated Securities, or the Company notifies you that it has so arranged for the purchase of such Designated Securities, you or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subdivision (a) above, the aggregate principal amount of such Underwriters' Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by you and the Company as provided in subdivision (a) above, the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subdivision (b) above, or if the Company shall not exercise the right described in subdivision (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7(b) hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      11. The respective indemnities, agreements, representations, warranties and other statements of the Company, Sears and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company, Sears or any officer or director or controlling person of the Company or Sears, and shall survive delivery of and payment for the Securities.

      Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subdivisions (a) and (e) of Section 9 hereof, the representations and warranties in subdivisions (b) and (c) of Section 2 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus as amended or supplemented contained in any certificate furnished by the Company or Sears pursuant to subdivision (h) of Section 8 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of an Underwriter or a controlling person of an Underwriter if a director, officer or controlling person of the Company or Sears when the Registration Statement becomes effective or a person who, with his consent, is named in the Registration Statement as being about to become a director of the Company or Sears, is a controlling person of such Underwriter, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company or Sears the matter has been settled by controlling precedent, the Company or Sears will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      12.   If any Pricing Agreement shall be terminated pursuant to
Section 10 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 7(b) and Section 9 hereof; but, if for any other reason Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 7(b) and Section 9 hereof.

      13. In all dealings hereunder, you shall act on behalf of each of the Underwriters of Designated Securities, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you or by Morgan Stanley & Co. Incorporated, representing you.

      All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing and if to the Underwriters shall be sufficient in all respects, if delivered or sent by registered mail to you as the Representatives at 1221 Avenue of the Americas, New York, New York 10020, Attention: Managing Director, Syndicate Desk; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the Company at 3711 Kennett Pike, Greenville, Delaware 19807, Attention: Richard F. Kotz, Secretary; and if to Sears shall be sufficient in all respects if delivered or sent by registered mail to Sears at Sears Tower, Chicago, Illinois 60684, Attention: David Shute, Senior Vice President, General Counsel and Secretary.

      14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Sears and, to the extent provided in Section 9 and Section 11 hereof, the officers and directors of the Company and Sears and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15.   Time shall be of the essence of each Pricing Agreement.

      16. This Agreement and each Pricing Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

      17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


      If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof.

            Very truly yours,

            SEARS ROEBUCK ACCEPTANCE CORP.


            By:/S/Keith E. Trost

            SEARS, ROEBUCK AND CO.


            By:/S/Alice M. Peterson



Accepted as of the date hereof:

MORGAN STANLEY & CO. INCORPORATED

By:/S/Harold J. Hendershot III
Principal

/S/Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

MERRILL LYNCH, PIERCE,
 FENNER & SMITH INCORPORATED

By:/Steve R. Jackson
Managing Director

SALOMON BROTHERS INC

By:/S/Anne Clarke Wolff
Vice President







                                                      ANNEX I
                            PRICING AGREEMENT



MORGAN STANLEY & CO. INCORPORATED
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SALOMON BROTHERS INC
  As [Representatives of] the several
    Underwriters named in Schedule I hereto
 c/o Morgan Stanley & Co. Incorporated
 1221 Avenue of the Americas
 New York, New York 10020

                                                        ,199



Dear Sirs:

   Sears Roebuck Acceptance Corp., a Delaware corporation (the
"Company"), proposes subject to the terms and conditions stated herein
and in the Underwriting Agreement, dated                 , 199 (the
"Underwriting Agreement"), executed between the Company and Sears, Roebuck and Co. ("Sears"), on the one hand, and on the other hand, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in
Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and, except where otherwise specified, as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Sections 2 and 3 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined) and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

   An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

   Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at a purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in
Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II.

   If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between the Company, Sears and each of the Underwriters. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be supplied to the Company upon request. You represent that you are authorized on behalf of yourselves and on behalf of each of the other Underwriters named in
Schedule I hereto to enter into this Agreement.


                                 Very truly yours,



                                 SEARS ROEBUCK ACCEPTANCE CORP.


                                 By:


                                 SEARS, ROEBUCK AND CO.


                                 By:



Accepted as of the date hereof:

MORGAN STANLEY & CO. INCORPORATED


By:
Principal


(Goldman, Sachs & Co.)

MERRILL LYNCH, PIERCE,
 FENNER & SMITH INCORPORATED

By:
Managing Director

SALOMON BROTHERS INC

By:
Vice President



On behalf of each of the Underwriters

                               SCHEDULE I







Underwriter                                             Principal
                                                        Amount of
                                                        Designated
                                                        Securities to
                                                        be purchased
Morgan Stanley & Co. Incorporated                       $
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
Salomon Brothers Inc







Total                                                   $


                               SCHEDULE II

Title of Designated Securities:
[  %] [Floating Rate] [Zero Coupon] [Notes]
[Debentures] due

Aggregate principal amount:
$

Price to Public:
     % of the principal amount of
   the Designated Securities, plus accrued
   interest from            to the Time of
   Delivery [and accrued amortization,
   if any, from           to the Time
   of Delivery]

Purchase Price by Underwriters:
     % of the principal amount of the
   Designated Securities, plus accrued
   interest from            to the Time of
   Delivery [and accrued amortization,
   if any, from             to the Time
   of Delivery]

Indenture:
   Indenture, dated                , between
   the Company and                    , as Trustee

Form of Designated Securities:
   [Certificated form only][Global form only]

Maturity:*


Interest Rate:*
   [  %] [Zero Coupon]

Interest Payment dates:*
   [months and dates]

Redemption Provisions:*
   [No provision for redemption]

   [The Designated Securities may be redeemed,
   otherwise than through the sinking fund,
   in whole or in part at the option of the
   Company, in the amount of $        or an
   integral multiple thereof,

[FN] * The terms of an attached form of security may be incorporated by reference.

   [on or after             ,      at the following redemption prices
(expressed in percentages of
   principal amount).  If [redeemed on or before             ,   %, and
if] redeemed during the
   12-month period beginning                        ,

Year                                                    Redemption Price












   and thereafter at 100% of their principal amount, together in each
case with accrued interest to the      redemption date.]

[on any interest payment date falling on or after          ,     , at
the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

   [Restriction of refunding]

Sinking Fund Provisions:*

[No sinking fund provisions]

[The Designated Securities are entitled to the benefit of a sinking fund
to retire $           principal amount of Designated Securities on
      in each of the years       through      at 100% of their principal
amount plus accrued interest] [, together with (cumulative) (non-cumulative) redemptions at the option of the Company to retire an
additional $         principal amount of Designated Securities in the
years      through         at 100% of their principal amount plus
accrued interest].

Time of Delivery:
   [      ] A.M., New York time, [       ]          ,19

Funds in which payment by Underwriters to Company to be made:
   [      ] Clearing House Funds
   [      ] Same day funds

Method of Payment:
   [Certified or official bank check or checks]
   [Wire transfer to                    ]
[FN] * The terms of an attached form f security may be incorporated by reference.


Closing Location:


Delayed Delivery:
[None] [Underwriters are authorized to solicit Delayed Delivery
Contracts relating to a maximum of   $         in aggregate principal
amount of the Designated Securities.  Underwriters' commission shall be
  % of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into. Such commission shall be
payable to the order of              .]
   [Certified or official bank check or checks]
   [Wire transfer to         ]

Counsel:
   To the Company, [             ]
   To Sears, [             ]
   To the Underwriters, [             ]

[Other Terms]:*
























[FN]*The terms of an attached form of security may be incorporated by reference.



                                                                ANNEX II

                        DELAYED DELIVERY CONTRACT

SEARS ROEBUCK ACCEPTANCE CORP.,
   c/o

Attention:

,199

Attention:

Dear Sirs:

   The undersigned hereby agrees to purchase from Sears Roebuck Acceptance Corp. (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,
                                    $
principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), offered by the
Company's Prospectus dated    , 199  as amended or supplemented, receipt
of a copy of which is hereby acknowledged, at a purchase price of     %
of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract.

   [The undersigned will purchase the Designated Securities from the
Company on             , 199 (the "Delivery Date") and interest on the
Designated Securities so purchased will accrue from        , 199 .]

   [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:


                                 Principal        Date From Which
Delivery Date                    Amount           Interest Accrues

      , 199                      $                      , 199
      , 199                      $                      , 199


Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

   Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by [certified or official bank check] [in New York Clearing House funds at the office of Sears Roebuck Acceptance Corp., Greenville, Delaware] [or] [by wire transfer, in immediately available funds, to a bank account specified by the Company], on [the] [such] Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

   The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the conditions that (a) the purchase of Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned
is subject and (b) the Company, on or before               , 199 , shall
have sold to the several Underwriters, pursuant to the Pricing Agreement
dated                 , 199  with the Company and Sears, Roebuck and Co.
("Sears"), an aggregate principal amount of Designated Securities equal
to $        , minus the aggregate principal amount of Designated
Securities covered by this contract and other contracts similar to this contract. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

   Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company and Sears delivered to the Underwriters in connection therewith.

   The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

   This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without written consent of the other.

   This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

   This contract shall be governed by, and construed in accordance with, the internal laws of the State of New York.

   It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.
                                       Yours very truly,

                                       ______________________________


                                       By_____________________________
                                                       (Signature)

                                       _______________________________
                                                    (Name and Title)

                                       ________________________________
                                                        (Address)

Accepted,               ,199
in Greenville, Delaware

SEARS ROEBUCK ACCEPTANCE CORP.

By  ________________________________
             (Title)